UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2026

PAID, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 17 Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Type of each Class	Trading Symbol(s)	Name of each exchange on which registered
None	PAYD	None

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                          Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry Into a Material Definitive Agreement

On October 13, 2022, the Company entered in a Securities Purchase Agreement with respect to a secured $1,875,000 convertible note made by Embolx, Inc. The note was purchased at a 20% ($375,000) original issue discount and is subject to a 9-month maturity, after which, if unpaid would then carry a 20% interest rate. The Company has the option to convert the note into shares of common stock of Embolx. The note is secured by substantially all assets of Embolx. Under the SPA, the Company has a right to purchase additional notes and receive warrants on the same terms for a total potential investment amount of $2,000,000 with an additional over-allotment option of $500,000 as defined in the securities purchase agreement. As of July 19, 2023, the note was in default and carried an additional 20% penalty and 20% interest resulting in $578,425 of other income which was recognized in the Company’s consolidated financial statements for the year ended December 31, 2023.

In March 2024, the Company amended and replaced the note and terminated certain warrants related to it. The terms on the amended note include an additional investment by the Company of $500,000 with a 25% original issue discount and was due on June 19, 2024. The Company was granted a $50,000 increase to the debt owed by Embolx which was applied toward related expenses.

The note receivable was in default effective June 19, 2024. On July 29, 2024, the Board of Directors approved an extension with Embolx which was effective as of January 31, 2025. The Company entered into a Forbearance and Loan Modification Agreement with Embolx which extended the note of $5,967,100 until September 30, 2025 and carried a 25% interest rate. On September 30, 2025 the Company amended the Forbearance Agreement to expire on August 31, 2026. By letter agreement dated August 31, 2026, the Company further extended the Forbearance Agreement through October, 31, 2026.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

10.1 Securities Purchase Agreement dated March 12, 2024, by and between Paid, Inc. and Embolx, Inc. (incorporated by reference to Exhibit 10.15 to Form 10-K filed April 1, 2024)

10.2 25% Original Issue Discount Senior Secured “A” Note dated March 12, 2024 by Embolx, Inc for the benefit of Paid, Inc. (incorporated by reference to Exhibit 10.16 to Form 10-K filed April 1, 2024)

10.3 Forbearance and Loan Modification Agreement dated January 31, 2025 by and between Paid, Inc. and Embolx, Inc.

10.4 First Amendment to Forbearance and Loan Modification Agreement dated September 30, 2025 by and between Paid, Inc. and Embolx, Inc.

10.5 Letter to Extend Forbearance through October 31, 2026 by and between Paid, Inc. and Embolx, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026	By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CEO, CFO

Exhibit Index
Exhibit
NumberDescription

10.1 Securities Purchase Agreement dated March 12, 2024, by and between Paid, Inc. and Embolx, Inc. (incorporated by reference to Exhibit 10.15 to Form 10-K filed April 1, 2024)

10.2 25% Original Issue Discount Senior Secured “A” Note dated March 12, 2024 by Embolx, Inc for the benefit of Paid, Inc. (incorporated by reference to Exhibit 10.16 to Form 10-K filed April 1, 2024)

10.3 Forbearance and Loan Modification Agreement dated January 31, 2025 by and between Paid, Inc. and Embolx, Inc.

10.4 First Amendment to Forbearance and Loan Modification Agreement dated September 30, 2025 by and between Paid, Inc. and Embolx, Inc.

10.5 Letter to Extend Forbearance through October 31, 2026 by and between Paid, Inc. and Embolx, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)